UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  April 2, 2008

VISUAL MANAGEMENT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-133936 (Commission File Number)	68-0634458 (IRS Employer Identification Number)

1000 Industrial Way North, Suite C Toms River, New Jersey 08755 (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 281-1355

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

ITEM 1.01                  ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

ITEM 2.01                  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 3, 2008, Visual Management Systems, Inc (the “Company”) entered into an agreement with Intelligent Digital Systems, LLC (“IDS”) pursuant to which the Company purchased substantially all the assets of IDS.  In exchange for these assets, the Company issued to IDS (i) an unsecured Convertible Note (the “Note”) in the principal amount of $1.544 million, bearing no interest until its maturity date, which is April 3, 2011 and (ii) $42,000 in cash, for a total purchase price of $1.586 million.  If not converted or paid within 30 days of maturity, then from and after the maturity date, the Note will bear annual interest at 12% per annum.  The Note is convertible at IDS’ discretion into shares of the Company’s common stock at a conversion price of $1.15 per share after May 31, 2010, or upon the approval of a majority in interest of the holders of the Company’s then outstanding 5% Senior Secured Convertible Debentures (the “Debentures”), or any securities issued on conversion thereof.  The Company has agreed to register the shares issuable upon conversion of the Note for public resale.

As part of the transaction the Company and IDS entered into a joint venture to obtain approval of certain patent applications formerly held by IDS that are relevant to the Company’s industry which have been assigned to the joint venture.  The joint venture has granted the Company an exclusive license to use the technology which is the subject of the patent applications in the manufacture, distribution, integration and installation of digital video surveillance devices for the security industry.  If the patents are ultimately issued, the joint venture will seek to promote and market the technology underlying the patent applications, and will pursue claims against any parties potentially infringing on the protected technology.  Each of the Company and IDS has a 50% interest in the joint venture.

The Company and Jay Edmond Russ, the principal shareholder of IDS, have entered into a four year consulting agreement which requires the Company to pay Mr. Russ $75,000 per year for consulting services.

The description of the transaction contained herein is qualified in its entirety by reference to the definitive agreements governing the transaction, which are filed as Exhibits to this report and incorporated herein by reference

ITEM 5.02                   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTOR; APPOINTMENT OF PRINCIPAL OF OFFICERS

On April 2, 2008, the Company appointed Caroline Gonzalez its Chief Operating Officer, pending approval of the Board of Directors of the Company.  Ms. Gonzalez previously served the Company as Chief Information Officer.  Kevin Sangirardi the former Chief Operating Officer was named the Company’s Director of Operations.

ITEM 3.02                   UNREGISTERED SALES OF EQUITY SECURITIES

On April 2, 2008, the Company issued 600,000 shares of its common stock to Mirador Consulting Inc. (“Mirador”) as compensation to Mirador for investor relations services offered to the Company pursuant to a March 24, 2008 Addendum to the Strategic Alliance Agreement between the Company and Mirador.  That Addendum extends the original Agreement until September 2009 and removes any cash component of Mirador’s compensation.  The Company relied upon the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, in making such issuance.

ITEM 4.02                   NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On April 7, 2008, the Audit Committee of the Company’s Board of Directors concluded that the previously issued financial statements contained in the Company’s Quarterly Reports on Form 10-QSB for the three and six months ended August 31, 2007, the three and nine months ended September 30, 2007, and the pro forma consolidating balance sheet as of May 31, 2007, pro forma statement of operations for the three months ended May 31, 2007, and pro forma statement of operations for the 12 months ended February 28, 2007 contained in the Company’s Form 8-K/A filed with the Securities and Exchange Commission (the “SEC”) on January 31, 2008 (which amended our Form 8-K filed on July 23, 2007) should not be relied upon because of errors that require a restatement of such financial statements.

In April 2008, in conjunction with the audit of the Company’s financial statements for the year ended December 31, 2007, the Company’s management, after discussions with the Company’s independent registered public accounting firm, determined that its previously issued financial statements for the periods identified above overstated revenues and misstated costs of goods sold, inventory and equity due to, among other things, the failure to properly account for intercompany sales and inventory and the failure to maintain proper controls over accounting procedures.

The Company will file with the SEC a Quarterly Report on Form 10-QSB/A for the three months ended August 31, 2007, a Form 10-QSB/A for the quarter ended September 30, 2007  and a Form 8-K/A containing a pro forma consolidating balance sheet as of May 31, 2007, pro forma statement of operations for the 3 months ending May 31, 2007, and pro forma statement of operations for the 12 months ending February 28, 2007, to reflect the changes required as a result of the restatement.  Management is still in the process of quantifying the full impact of these restatements and cannot, at this time, accurately disclose the total effect on the financial statements that will be restated.

The Company’s Audit Committee has discussed this matter with the Company’s independent registered public accounting firm.  The Company’s independent registered public accounting firm has been given a copy of the disclosure that the Company is making in this Item 4.02 of this Report on Form 8-K and has been asked to furnish a letter to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.02.  A copy of a letter from the independent registered public accounting firm advising that it agrees with the statements in this Item 4.02 is filed as Exhibit 7.1 hereto.

ITEM 9.01                   FINANCIAL STATEMENTS AND EXHIBITS

(a)	FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

It is not practicable to provide the financial statements required to be filed as a result of the acquisition of the assets of IDS described in Items 1.01 and 2.01 hereof (the “Financial Statements”) on the date that this report is being filed with the Securities and Exchange Commission.  The Financial Statements will be filed by amendment to this Form 8-K as soon as practicable, but in any event not later than 60 days after the date by which this report was required to be filed.

(b)	PRO FORMA FINANCIAL INFORMATION

It is not practicable to provide the pro forma financial information required to be filed as a result of the acquisition of the assets of IDS described in Items 1.01 and 2.01 hereof (the “Pro Forma Information”) on the date that this report is being filed with the Securities and Exchange Commission.  The Pro Forma Information will be filed by amendment to this Form 8-K as soon as practicable, but in any event not later than 60 days after the date by which this report was required to be filed.

(c)	EXHIBITS

Exhibit No.	Exhibits

2.2	Asset Purchase Agreement dated as of April 3, 2008 among Visual Management Systems, Inc., Intelligent Digital Systems, LLC, IDS Patent Holding LLC and Jay Edmond Russ.

4.11	Unsecured Convertible Promissory Note dated April 3, 2008 issued to Intelligent Digital Systems, LLC.

7.1	Letter from Sobel & Co., LLC.

10.14	Consulting Agreement dated as of April 3, 2008 between Visual Management Systems, LLC and Jay Edmond Russ.

10.15	Operating Agreement of IDS Patent Holding LLC effective as of April 2, 2008.

10.16	Exclusive Patent and Trade Secret License Agreement effective as of April 2, 2008 between Visual Management Systems, Inc. and IDS Patent Holding Company, LLC.

10.17	Registration Rights Agreement dated as of April 2, 2008 between Visual Management Systems, Inc. and Intelligent Digital Systems, LLC.

99.1	Financial Statements of Intelligent Digital Systems, LLC as of and for the years ended December 31, 2007 and 2006 (to be filed by amendment).

99.2	Pro Forma Financial Information (to be filed by amendment).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Visual Management Systems, Inc.
(Registrant)

By:	/s/ Jason Gonzalez
Name:	Jason Gonzalez
Title:	President and Chief Executive Officer

Dated:  April 8, 2008

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